                                                                   Exhibit 10.31




                                  $125,000,000

                       Floating Rate Variable Funding Note



                            _________________________

                         AMENDED AND RESTATED INDENTURE

                          Dated as of November 30, 2004

                            _________________________



                              CPS WAREHOUSE TRUST,
                                     Issuer



                                   WESTLB AG,
                                      Agent



                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     Trustee


                                          TABLE OF CONTENTS
                                                                                              PAGE NO.


ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE...............................................3
         SECTION 1.1. DEFINITIONS..................................................................3
         SECTION 1.2. [RESERVED]...................................................................3
         SECTION 1.3. OTHER DEFINITIONAL PROVISIONS................................................3


ARTICLE II THE NOTE................................................................................4
         SECTION 2.1. FORM.........................................................................4
         SECTION 2.2. EXECUTION, AUTHENTICATION AND DELIVERY.......................................4
         SECTION 2.3. [RESERVED]...................................................................4
         SECTION 2.4. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE..........................5
         SECTION 2.5. RESTRICTIONS ON TRANSFER AND EXCHANGE........................................6
         SECTION 2.6. MUTILATED, DESTROYED, LOST OR STOLEN NOTE....................................8
         SECTION 2.7. PERSONS DEEMED OWNER.........................................................9
         SECTION 2.8. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST........................9
         SECTION 2.9. CANCELLATION..10
         SECTION 2.10. RELEASE OF COLLATERAL......................................................10
         SECTION 2.11. AMOUNT LIMITED; ADVANCES...................................................10


ARTICLE III COVENANTS.............................................................................11
         SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST...........................................11
         SECTION 3.2. MAINTENANCE OF OFFICE OR AGENCY.............................................11
         SECTION 3.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST......................................11
         SECTION 3.4. EXISTENCE...................................................................12
         SECTION 3.5. PROTECTION OF TRUST ESTATE..................................................12
         SECTION 3.6. OPINIONS AS TO TRUST ESTATE.................................................13
         SECTION 3.7. PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES........................13
         SECTION 3.8. NEGATIVE COVENANTS..........................................................14
         SECTION 3.9. ANNUAL STATEMENT AS TO COMPLIANCE...........................................14
         SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.........................15
         SECTION 3.11. SUCCESSOR OR TRANSFEREE....................................................16
         SECTION 3.12. NO OTHER BUSINESS..........................................................16
         SECTION 3.13. NO BORROWING...............................................................17
         SECTION 3.14. SERVICER'S OBLIGATIONS.....................................................17
         SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES..........................17
         SECTION 3.16. CAPITAL EXPENDITURES.......................................................17
         SECTION 3.17. COMPLIANCE WITH LAWS.......................................................17
         SECTION 3.18. RESTRICTED PAYMENTS........................................................17
         SECTION 3.19. NOTICE OF EVENTS OF DEFAULT AND FUNDING TERMINATION EVENTS.................17
         SECTION 3.20. FURTHER INSTRUMENTS AND ACTS...............................................17
         SECTION 3.21. AMENDMENTS OF SALE AND SERVICING AGREEMENT.................................18
         SECTION 3.22. INCOME TAX CHARACTERIZATION................................................18
         SECTION 3.23. SEPARATE EXISTENCE OF THE ISSUER...........................................18
         SECTION 3.24. AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS.............................18


ARTICLE IV SATISFACTION AND DISCHARGE.............................................................18
         SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE.....................................18
         SECTION 4.2. APPLICATION OF TRUST MONEY..................................................19
         SECTION 4.3. REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT...............................19

                                                 i
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                                          TABLE OF CONTENTS
                                             (CONTINUED)

                                                                                              PAGE NO.


ARTICLE V REMEDIES................................................................................19
         SECTION 5.1. EVENTS OF DEFAULT...........................................................19
         SECTION 5.2. RIGHTS UPON EVENT OF DEFAULT................................................20
         SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.............21
         SECTION 5.4. REMEDIES....................................................................22
         SECTION 5.5. OPTIONAL PRESERVATION OF THE RECEIVABLES....................................23
         SECTION 5.6. PRIORITIES..................................................................23
         SECTION 5.7. LIMITATION OF SUITS.........................................................23
         SECTION 5.8. UNCONDITIONAL RIGHTS OF THE NOTEHOLDER TO RECEIVE PRINCIPAL AND INTEREST....24
         SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES..........................................24
         SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE.............................................24
         SECTION 5.11. DELAY OR OMISSION NOT A WAIVER.............................................24
         SECTION 5.12. CONTROL BY THE NOTEHOLDER..................................................24
         SECTION 5.13. WAIVER OF PAST DEFAULTS....................................................25
         SECTION 5.14. UNDERTAKING FOR COSTS......................................................25
         SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS...........................................25
         SECTION 5.16. SUBROGATION................................................................25
         SECTION 5.17. PREFERENCE CLAIMS..........................................................26


ARTICLE VI THE TRUSTEE; THE AGENT.................................................................27
         SECTION 6.1. DUTIES OF TRUSTEE...........................................................27
         SECTION 6.2. RIGHTS OF TRUSTEE...........................................................28
         SECTION 6.3. INDIVIDUAL RIGHTS OF TRUSTEE................................................29
         SECTION 6.4. TRUSTEE'S DISCLAIMER........................................................29
         SECTION 6.5. NOTICE OF DEFAULTS..........................................................29
         SECTION 6.6. REPORTS BY TRUSTEE TO THE NOTEHOLDER........................................29
         SECTION 6.7. COMPENSATION AND INDEMNITY..................................................29
         SECTION 6.8. REPLACEMENT OF TRUSTEE......................................................30
         SECTION 6.9. SUCCESSOR TRUSTEE BY MERGER.................................................31
         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE..............................31
         SECTION 6.11. ELIGIBILITY: DISQUALIFICATION..............................................32
         SECTION 6.12. [RESERVED].................................................................32
         SECTION 6.13. APPOINTMENT AND POWERS.....................................................32
         SECTION 6.14. PERFORMANCE OF DUTIES......................................................32
         SECTION 6.15. LIMITATION ON LIABILITY....................................................32
         SECTION 6.16. [RESERVED].................................................................33
         SECTION 6.17. SUCCESSOR TRUSTEE..........................................................33
         SECTION 6.18. [RESERVED].................................................................33
         SECTION 6.19. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE..............................33
         SECTION 6.20. WAIVER OF SETOFFS..........................................................34
         SECTION 6.21. CONTROL BY THE CONTROLLING PARTY...........................................34
         SECTION 6.22. AUTHORIZATION AND ACTION...................................................34
         SECTION 6.23. AGENT'S RELIANCE, ETC......................................................34


ARTICLE VII [RESERVED]............................................................................35


ARTICLE VIII COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE.....................................35
         SECTION 8.1. COLLECTION OF MONEY.........................................................35
         SECTION 8.2. RELEASE OF TRUST ESTATE.....................................................35

                                                 ii
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                                          TABLE OF CONTENTS
                                             (CONTINUED)

                                                                                              PAGE NO.


ARTICLE IX SUPPLEMENTAL INDENTURE.................................................................35
         SECTION 9.1. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE CONTROLLING PARTY...............35
         SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTEHOLDER......................36
         SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES........................................37
         SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURE............................................38
         SECTION 9.5. [RESERVED]....38


ARTICLE X REPAYMENT AND PREPAYMENT OF NOTE........................................................38
         SECTION 10.1. REPAYMENT OF THE NOTE......................................................38
         SECTION 10.2. NOTICE OF PREPAYMENT.......................................................38
         SECTION 10.3. GENERAL PROCEDURES.........................................................38
         SECTION 10.4. [RESERVED]...38


ARTICLE XI MISCELLANEOUS..........................................................................39
         SECTION 11.1. COMPLIANCE CERTIFICATES AND OPINIONS, ETC..................................39
         SECTION 11.2. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.....................................40
         SECTION 11.3. ACTS OF THE NOTEHOLDER.....................................................40
         SECTION 11.4. NOTICES, ETC., TO TRUSTEE, ISSUER, AGENT AND RATING AGENCIES...............41
         SECTION 11.5. WAIVER.....................................................................42
         SECTION 11.6. ALTERNATE PAYMENT AND NOTICE PROVISIONS....................................42
         SECTION 11.7. [RESERVED].................................................................42
         SECTION 11.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS...................................42
         SECTION 11.9. SUCCESSORS AND ASSIGNS.....................................................42
         SECTION 11.10. SEVERABILITY..............................................................42
         SECTION 11.11. BENEFITS OF INDENTURE.....................................................43
         SECTION 11.12. LEGAL HOLIDAYS............................................................43
         SECTION 11.13. GOVERNING LAW.............................................................43
         SECTION 11.14. COUNTERPARTS..............................................................43
         SECTION 11.15. RECORDING OF INDENTURE....................................................43
         SECTION 11.16. ISSUER OBLIGATION.........................................................43
         SECTION 11.17. NO PETITION...............................................................43
         SECTION 11.18. INSPECTION................................................................44


EXHIBITS
--------
Exhibit A-1.......Form of Variable Funding Note
Exhibit A-2.......Form of Transferee Certification
Exhibit B.........Form of Prepayment Certificate

         AMENDED AND RESTATED INDENTURE, dated as of November 30_, 2004 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "INDENTURE"), is made among CPS Warehouse Trust, a Delaware statutory trust (the "ISSUER"), WestLB AG (f/k/a Westdeutsche Landesbank Girozentrale) ("WEST LB"), as administrator for the Noteholder (in such capacity, and together with its successors and assigns in such capacity, the "AGENT") and Wells Fargo Bank, National Association, a national banking association, as successor-by-merger to Wells Fargo Bank Minnesota, National Association, as successor in interest to Bank One Trust Company, N.A., as trustee (the "TRUSTEE").

         The Issuer, the Agent and the Trustee (collectively, the "AMENDING PARTIES") are party to that certain Indenture, dated as of March 7, 2002 (the "ORIGINAL INDENTURE"), as amended and supplemented by that certain Omnibus Amendment Agreement containing Supplemental Indenture No. 1, dated as of July 25, 2002 (the "FIRST SUPPLEMENTAL INDENTURE"), Second Omnibus Amendment Agreement containing Supplemental Indenture No. 2, dated as of October 31, 2002 (the "SECOND SUPPLEMENTAL INDENTURE"), and Supplemental Indenture No. 3, dated as of July 18, 2003 (the "THIRD SUPPLEMENTAL INDENTURE," and collectively with the First Supplemental Indenture and the Second Supplemental Indenture, the "AMENDMENTS TO THE ORIGINAL INDENTURE").

         The Amending Parties desire to enter into this Indenture for the purpose of (i) restating the Original Indenture to reflect the Amendments to the Original Indenture through the date hereof and (ii) making certain amendments to the Original Indenture as amended by the Amendments to the Original Indenture.

         Each party agrees as follows for the benefit of the other parties and for the benefit of the Holder of the Issuer's Floating Rate Variable Funding Note (the "NOTE"):

         To secure the payment of principal of and interest on, and any other amounts owing in respect of the Note, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholder and the Insurer (as defined below), as their respective interests may appear.

         XL Capital Assurance Inc. (the "INSURER") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "NOTE POLICY"), pursuant to which the Insurer guarantees Scheduled Payments with respect to the Note, as defined in the Note Policy.

         As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of March 7, 2002, which was amended and restated pursuant to the Insurance Agreement (defined below).

         As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Secured Obligations (as defined below) and as security for the performance by the Issuer of the Trustee Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

         West LB has been requested, and is willing, to act as the Agent on behalf of the Noteholder.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Trustee on each Funding Date, as Trustee for the benefit of the Noteholder and for the benefit of the Issuer Secured Parties all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

         (a) the Receivables listed in the Schedule of Receivables from time to time;

         (b) all monies received under the Receivables on and after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

         (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the related Contracts and any other interest of the Issuer in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the States listed in ANNEX B to the Sale and Servicing Agreement, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, with respect to such Financed Vehicles;

         (d) any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

         (e) all proceeds from recourse against Dealers with respect to the Receivables;

         (f) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

         (g) the Receivable File related to each Receivable and all other documents that the Issuer keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

         (h) all amounts and property from time to time held in or credited to the Collection Account, the Note Distribution Account, the Principal Funding Account, the Reserve Account and the Lockbox Account;

         (i) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Issuer pursuant to a liquidation of such Receivable;

         (j) the Sale and Servicing Agreement, including a direct right to cause the Seller to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement under the circumstances specified therein;

         (k) any Hedge Agreements;

         (l) the Note Purchase Agreement;

         (m) each TFC Assignment; and

         (n) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause, the "COLLATERAL").

         In addition, the Issuer shall cause the Note Policy to be issued for the benefit of the Noteholder.

         The foregoing Grant is made in trust to the Trustee, for the benefit of the Noteholder and the Issuer Secured Parties, as their interests may appear, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Note, to secure the Issuer Secured Obligations and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

         The amendment and restatement of this Indenture shall not be deemed to be a novation or repayment of the outstanding Advances and the security interest of the Issuer Secured Parties in the Collateral shall remain in full force and effect after giving effect to the amendment and restatement of this Indenture.

                                    ARTICLE I
                                    ---------

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

         SECTION 1.1. DEFINITIONS. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture and the definitions of such terms are equally applicable to both the singular and plural forms of such terms and to each gender.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in ANNEX A to the Amended and Restated Sale and Servicing Agreement dated as of November 30, 2004 among the Issuer, the Seller, the Servicer and the Trustee, as Backup Servicer and as Trustee, as the same may be amended or supplemented from time to time (the "SALE AND SERVICING AGREEMENT") or, if not defined therein, in the Amended and Restated Insurance and Indemnity Agreement dated as of November 30, 2004 among the Issuer, the Insurer, the Trustee, the Backup Servicer, the Seller and the Servicer, as the same may be amended or supplemented from time to time (the "INSURANCE AGREEMENT").

         SECTION 1.2. [Reserved].

         SECTION 1.3. OTHER DEFINITIONAL PROVISIONS.

                  (i) All terms defined in this Indenture shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (ii) Accounting terms used but not defined or partly defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of this Indenture or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

                  (iii) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

                  (iv) Section, Schedule and Exhibit references contained in this Indenture are references to Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

                  (v) The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (vi) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

                                   ARTICLE II
                                   ----------

                                    THE NOTE
                                    --------

         SECTION 2.1. FORM.

         (a) The Note, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A-1, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Note, as evidenced by their execution of the Note. Any portion of the text of the Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Only one Note will be issued on the Closing Date which Note shall be subject to Advances and prepayments from time to time in accordance with SECTION 2.11 and ARTICLE X, respectively.

         (b) The Note shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing the Note, as evidenced by their execution of the Note.

         (c) The terms of the Note set forth in EXHIBIT A-1 are part of the terms of this Indenture.

         SECTION 2.2. EXECUTION, AUTHENTICATION AND DELIVERY.

         (a) The Note shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Note may be manual or facsimile.

         (b) A Note bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Note or did not hold such offices at the date of the Note.

         (c) The Trustee shall upon receipt of the Note Policy and Issuer Order for authentication and delivery, authenticate and deliver the Note for original issue in an aggregate principal amount up to, but not in excess of, the Maximum Invested Amount.

         (d) The Note shall be dated the date of its authentication.

         (e) The Note shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to the Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to the Note shall be conclusive evidence, and the only evidence, that the Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. [Reserved]

         SECTION 2.4. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) The Issuer shall cause to be kept a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 2.5, the Issuer shall provide for the registration of the Note, and the registration of transfers and exchanges of the Note. The Trustee shall be "NOTE REGISTRAR" for the purpose of registering the Note and transfers of the Note as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the name and address of the Holder of the Note and the principal amounts and number of the Note.

         (c) Subject to SECTION 2.5 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Trustee shall have the Issuer execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a new Note in any authorized denomination and a like aggregate principal amount.

         (d) At the option of the Holder, the Note may be exchanged for another
Note in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Note to be exchanged at such office or agency. Whenever the Note is so surrendered for exchange, subject to SECTION 2.5 hereof, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Note which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer, the Trustee and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         (e) The Note issued upon any registration of transfer or exchange of the Note shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

         (f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to EXHIBITS A-1 and A-2 duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Trustee may require.

         (g) No service charge shall be made to a Holder for any registration of transfer or exchange of the Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of the Note, other than exchanges pursuant to SECTION 9.6 not involving any transfer.

         (h) The preceding provisions of this SECTION 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of the Note selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         SECTION 2.5. RESTRICTIONS ON TRANSFER AND EXCHANGE.

         (a) No transfer of the Note shall be made unless the transferor therefor has provided a certification substantially in the form of EXHIBIT A-2 that such transfer is (i) to the Issuer, or (ii) to any person the transferor reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act, or (iii) in compliance with Section 2.5(c) hereof, (A) to an institutional investor that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act in compliance with Section 2.5(d) hereof, or (B) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; PROVIDED, that (except with respect to the transfer of the Note or Advance made by the Noteholder), in the case of CLAUSES (A) and
(B) the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of the Holder. Each prospective purchaser by its acquisition of the Note, acknowledges that the Note will contain a legend substantially to the effect set forth in SECTION 2.5(D) (unless the Issuer determines otherwise in accordance with applicable law).

         Any transfer or exchange of a Note to a proposed transferee taking such transfer in the form of a Note shall be conducted in accordance with the provisions of Section 2.4, and shall be contingent upon receipt by the Note Registrar of (A) such Note, if applicable, properly endorsed for assignment or transfer or (B) written instructions from such Transferor directing the Note Registrar to cause to be credited the beneficial interest in or amount of the corresponding Note to the account designated by such Transferor in an amount equal to the amount of such Note or beneficial interest to be transferred (but not less than the minimum authorized denomination applicable to the Note) and
(C) such certificates or signatures as may be required under the Note or this
Section 2.5 , in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of Section 2.4.

         (b) Transfers to Qualified Institutional Buyers are subject to the following:

                  (i) Each purchaser of the Note that is a qualified institutional buyer will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A under the Securities Act are used herein as defined therein):

                           (A) The purchaser (1) is a qualified institutional
                  buyer, (2) is aware that the sale of the Note to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Note for its own account or for one or more accounts, each of which is a qualified institutional buyer, and as to each of which the purchaser exercises sole investment discretion, for the purchaser and for each such account. The purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Note, and the purchaser and any accounts for which it is acting are each able to bear the economic risk of the purchaser's or its investment.

                           (B) The purchaser understands that the Note is being
                  offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Note have not been and will not be registered under the Securities Act, and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer the Note, the Note may be offered, resold, pledged or otherwise transferred only in accordance with the legend on the Note set forth in Section 2.5(d). The purchaser acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Note.

                           (C) The purchaser is not purchasing the Note with a
                  view to the resale, distribution or other disposition thereof in violation of the Securities Act. The purchaser understands that an investment in the Note involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The purchaser has had access to such financial and other information concerning the Issuer and the Note as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Note, including an opportunity to ask questions of and request information from the Noteholder and the Issuer.

                           (D) In connection with the transfer of the Note: (i)
                  none of the Issuer or the Noteholder is acting as a fiduciary or financial or investment adviser for the purchaser; (ii) the purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer or the Noteholder other than any representations expressly set forth in a written agreement with such party; (iii) none of the Issuer or the Noteholder has given to the purchaser (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Indenture or documentation for the Note; (iv) the purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer; (v) the purchaser has determined that the rates, prices or amounts and other terms of the purchase and sale of the Note reflect those in the relevant market for similar transactions; (vi) the purchaser is acquiring the Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vii) the purchaser is a sophisticated investor.

                           (E) The purchaser understands that the Note will bear
                  the legend set forth in SECTION 2.5(d). The Note may not at any time be held by or on behalf of U.S. persons that are not qualified institutional buyers.

                           (F) The purchaser will not, at any time, offer to buy
                  or offer to sell the Note by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertisings.

                           (G) The purchaser represents that either (1) it is
                  not a Benefit Plan and is not acting on behalf of or investing plan assets of a Benefit Plan or (2) the purchaser's purchase and holding of the Note is entitled to exemptive relief from the prohibited transaction rules of Section 406 of ERISA and
                  Section 4975 of the Code pursuant to a U.S. Department of Labor prohibited transaction class exemption.

                           (H) The purchaser acknowledges that the Issuer, the
                  Noteholder and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by or in connection with its purchase of the Note is no longer accurate, it shall promptly notify the Issuer and the Noteholder. If the purchaser is acquiring the Note as a fiduciary or agent for one or more investor accounts, it shall be deemed to have represented that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

                           (I) In connection with a transfer of the Note, the
                  Issuer shall furnish upon request of a Noteholder to the Noteholder and any prospective purchaser designated by the Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

                           (J) Any information the purchaser desires concerning
                  the Issuer, the Note or any other matter relevant to its decision to purchase the Note is or has been made available to it.

         (c) If the Note is sold in the United States to U.S. Persons under
Section 4(2) of the Securities Act to a limited number of institutional "ACCREDITED INVESTORS" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), it shall be issued in the form of certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided (a "Definitive Note"). Any transfer to an institutional "ACCREDITED INVESTOR" is expressly conditioned upon the requirement that such transferee shall deliver a Transferee's Certificate in the form of EXHIBIT A-2.

         (d) LEGENDING OF THE NOTE. Unless the Issuer determines otherwise in accordance with applicable law, the Note shall have the following legend:

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

         SECTION 2.6. MUTILATED, DESTROYED, LOST OR STOLEN NOTE.

         (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and the Controlling Party such security or indemnity as may be required by it to hold the Issuer, the Trustee and the Controlling Party harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and, provided that the requirements of
Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer, the Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         (b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with the Note duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of the mutilated, destroyed, lost or stolen Note.

         SECTION 2.7. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Insurer and any agent of the Issuer, the Trustee or the Insurer may treat the Person in whose name any Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Insurer, the Controlling Party (if not the Insurer), the Trustee nor any agent of the Issuer, the Insurer, the Controlling Party (if not the Insurer) or the Trustee shall be affected by notice to the contrary.

         SECTION 2.8. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST. The Note shall accrue interest as provided in the form of the Note set forth in EXHIBIT A-1, and such interest shall be due and payable on each Settlement Date, as specified therein. Any installment of interest or principal, if any, payable on the Note which is punctually paid or duly provided for by the Issuer on the applicable Settlement Date shall be paid to the Person in whose name such Note is registered on the Record Date, either by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (i) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Note in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Noteholder is the Seller, or an Affiliate thereof, or if not by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except that, unless a Definitive Note has been issued pursuant to SECTION 2.5, with respect to the Note registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Settlement Date or on the Final Scheduled Settlement Date, which shall be payable as provided below.

         (a) The principal of the Note shall be due and payable in full on the last day of the third Interest Period after Facility Termination Date as provided in the form of the Note set forth in EXHIBIT A-1. Notwithstanding the foregoing, the entire unpaid principal amount of the Note shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing in the manner and under the circumstances provided in SECTION 5.2. All principal payments on the Note shall be made pro rata to the Noteholder entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Settlement Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Settlement Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         (b) If the Issuer defaults in a payment of interest on the Note, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the Note Interest Rate then in effect in any lawful manner. The Issuer may pay such defaulted interest to the Noteholder on the immediately following Settlement Date, and if such amount is not paid on such following Settlement Date, then on a subsequent special record date, which date shall be at least five Business Days prior to the Settlement Date. The Issuer shall fix or cause to be fixed any such special record date and Settlement Date, and, at least 15 days before any such special record date, the Issuer shall mail to the Noteholder and the Trustee a notice that states the special record date, the Settlement Date and the amount of defaulted interest to be paid.

         (c) Promptly following the date on which all principal of and interest on the Note has been paid in full and the Note has been surrendered to the Trustee, the Trustee shall, if the Insurer has paid any amount in respect of the Note under the Note Policy or otherwise which has not been reimbursed to it, deliver the surrendered Note to the Insurer.

         SECTION 2.9. CANCELLATION. Subject to SECTION 2.8(c), the Note surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. Subject to SECTION 2.8(c), the Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and the Note so delivered shall be promptly canceled by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to SECTION 2.8(c), the canceled Note may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; PROVIDED that such Issuer Order is timely and the Note has not been previously disposed of by the Trustee.

         SECTION 2.10. RELEASE OF COLLATERAL. Subject to the terms of the other Basic Documents and SECTIONS 10.1 AND 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Pledged Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend of such Ineligible Receivables pursuant to Section 5.11 of the Sale and Servicing Agreement. The Trustee shall release property from the lien created by this Indenture pursuant to this SECTION 2.10 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

         SECTION 2.11. AMOUNT LIMITED; ADVANCES.

         The maximum aggregate principal amount of the Note which may be authenticated and delivered and Outstanding at any time under this Indenture is limited to the Maximum Invested Amount.

         On each Business Day prior to the Facility Termination Date that is a Funding Date, and upon the satisfaction of all conditions precedent to (a) the funding of an Advance and (b) the purchase of Receivables, in each case as set forth in SECTION 2.1(b) of the Sale and Servicing Agreement, SECTION 7.02 and
SECTION 7.03 of the Note Purchase Agreement, the Issuer shall be entitled to borrow additional funds pursuant to an Advance on such Funding Date in an aggregate principal amount equal to the Advance Amount with respect to such Funding Date. Each request by the Issuer for an Advance shall be deemed to be a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

         The aggregate outstanding principal amount of the Note may be increased through the funding of the Advances. Each Advance and corresponding Advance Amount shall be recorded on the grid attached to the Note or in an electronic file substantially in the same form as such grid. The grid (or such electronic file) shall show all Advance Amounts and prepayments. The Agent shall be responsible for maintaining the grid with respect to the Note. Absent manifest error, all such grid entries (whether manual or in electronic form) shall be dispositive with respect to the determination of the outstanding principal amount of the Note. The Note (i) can be funded by Advances on any Funding Date in a minimum amount of $1,000,000 and any higher amount (subject to the Maximum Invested Amount), and (ii) subject to subsequent Advances pursuant to this
SECTION 2.11, are subject to prepayment in whole or in part, at the option of the Issuer as provided in Article X herein.

                                   ARTICLE III
                                   -----------

                                    COVENANTS
                                    ---------

         SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay the principal of and interest on the Note in accordance with the terms of the Note and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Settlement Date all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing Agreement to the Noteholder. Amounts properly withheld under the Code by any Person from a payment to the Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to the Noteholder for all purposes of this Indenture.

         SECTION 3.2. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in Minneapolis, Minnesota, an office or agency where the Note may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Note and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST.

         (a) On or before each Settlement Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Note, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

         (b) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee and the Controlling Party an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Note in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Note) of which it has actual knowledge in the making of any payment required to be made with respect to the Note;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the
         Note if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Note of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         (d) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to the Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request with the consent of the Controlling Party and shall be deposited by the Trustee in the Collection Account; and the Holder of the Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer with the Trustee for the payment of principal or interest on the Note, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request from the Insurer to such effect, and provided, further, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holder whose Note have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4. EXISTENCE. Except as otherwise permitted by the provisions of SECTION 3.10, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Note, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5. PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate. The

Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholder in such Trust Estate against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         SECTION 3.6. OPINIONS AS TO TRUST ESTATE.

         (a) On the Closing Date, the Issuer shall furnish to the Trustee, the Agent and the Controlling Party an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the first day of the Amortization Period, the Issuer shall furnish to the Trustee, the Agent and the Controlling Party an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture.

         SECTION 3.7. PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Backup Servicer to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Controlling Party.

         (d) If a responsible officer of the Issuer shall have written notice or actual knowledge of the occurrence of a Servicer Termination Event or Funding Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Agent, the Insurer and the Rating Agencies thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event or Funding Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents without the prior consent of the Controlling Party.

         SECTION 3.8. NEGATIVE COVENANTS. So long as the Note is Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party or the Controlling Party has approved such disposition;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Note (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Note under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Trust Estate or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party.

         SECTION 3.9. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee, the Agent and the Insurer, on or before February 28 of each year, beginning February 28, 2003 an Officer's Certificate, dated as of December 31 of the preceding year, stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the preceding year (or portion of such year from the initial Funding Date through December 31, 2002) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Delaware business trust and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Agent and, unless an Insurer Default is continuing, the Insurer, the due and punctual payment of the principal of and interest on the Note and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default, Event of Default, Insurance Agreement Event of Default or Funding Termination Event shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Agent, and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Insurer, or the Noteholder;

                  (v) any action as is necessary to maintain the lien and first priority, perfected security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee, the Agent and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (vii) the Issuer shall have given the Controlling Party written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Controlling Party of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a Delaware business trust, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Agent and the Controlling Party, the due and punctual payment of the principal of and interest on the Note and the performance or observance of every agreement and covenant of this Indenture and each of the other Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Noteholder, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Note;

                  (ii) immediately after giving effect to such transaction, no Default, Event of Default, Insurance Agreement Event of Default or Funding Termination Event shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee, the Agent, and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Insurer, or the Noteholder;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Trustee, the Agent and the Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (vii) the Issuer shall have given the Controlling Party written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Controlling Party of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         SECTION 3.11. SUCCESSOR OR TRANSFEREE.

         (a) Upon any consolidation or merger of the Issuer in accordance with
SECTION 3.10(A), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to SECTION 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Note immediately upon the delivery of written notice to the Trustee stating that the Issuer is to be so released.

         SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Related Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Facility Termination Date, the Issuer shall not purchase any additional Receivables.

         SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Note, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Note shall be used to fund the Issuer's purchase of the Related Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Reserve Account up to the Required Reserve Account Amount and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.14. SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.9 of the Sale and Servicing Agreement.

         SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement, this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Note, this Indenture or any Basic Document.

         SECTION 3.18. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Trustee and to any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose from distributions under the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account and the other Pledged Accounts except in accordance with this Indenture and the Basic Documents.

         SECTION 3.19. NOTICE OF EVENTS OF DEFAULT AND FUNDING TERMINATION EVENTS. Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Insurer (unless an Insurer Default is continuing), the Noteholder, the Agent and the Rating Agencies prompt written notice of each Event of Default hereunder and each Funding Termination Event, Servicer Termination Event or other Default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

         SECTION 3.20. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee or the Controlling Party, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.21. AMENDMENTS OF SALE AND SERVICING AGREEMENT. The Issuer shall not agree to any amendment to Section 11.1 of the Sale and Servicing Agreement to eliminate the requirements thereunder that the Trustee, the Agent, the Controlling Party or the Noteholder consent to amendments thereto as provided therein.

         SECTION 3.22. INCOME TAX CHARACTERIZATION. For purposes of federal income tax, state and local income tax, franchise tax and any other income taxes, the Issuer and the Noteholder will treat the Note as indebtedness and hereby instructs the Trustee to treat the Note as indebtedness for all such tax reporting purposes.

         SECTION 3.23. SEPARATE EXISTENCE OF THE ISSUER. During the term of the Indenture, the Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including as follows:

                  (i) the Issuer shall maintain business records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in the Basic Documents, the Issuer shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Issuer shall at all times hold itself out to the public under the Issuer's own name as a legal entity separate and distinct from its Affiliates;

                  (iv) all transactions and dealings between the Issuer and its Affiliates will be conducted on an arm's-length basis; and

                  (v) the requirements set forth in the legal opinion delivered by Andrews & Kurth dated March 7, 2002 with respect to nonconsolidation of the Issuer and its Affiliates.

         SECTION 3.24. AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS. The Issuer shall not amend its organizational documents except in accordance with the provisions thereof.

                                   ARTICLE IV
                                   ----------

                           SATISFACTION AND DISCHARGE
                           --------------------------

         SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Note except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Note, (iii) rights of the Noteholder to receive payments of principal thereof and interest thereon, (iv) SECTIONS 3.3, 3.4, 3.5, 3.6, 3.8, 3.10, 3.11, 3.18, 3.19, 3.20, 3.21, 3.23, 3.24 and 11.17, (v) the
rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under SECTION 6.7 and the obligations of the Trustee under
SECTION 4.2) and (vi) the rights of the Noteholder as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Note, when

         (a) the Note theretofore authenticated and delivered (other than (i) a Note that have been destroyed, lost or stolen and that have been replaced or paid as provided in SECTION 2.6 and (ii) a Note for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.3) have been delivered to the Trustee for cancellation and the Note Policy has expired and been returned to the Insurer for cancellation;

         (b) the Issuer has paid or caused to be paid all Insurer Secured Obligations and all Trustee Secured Obligations; and

         (c) the Issuer has delivered to the Trustee and the Insurer an Officer's Certificate meeting the applicable requirements of SECTION 11.1(A) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. APPLICATION OF TRUST MONEY. All moneys deposited with the Trustee pursuant to SECTION 4.1 or SECTION 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Note and this Indenture, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the Noteholder for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or in the other Basic Documents or required by law. Any funds remaining with the Trustee or on deposit in the Pledged Accounts shall be remitted to the Issuer upon satisfaction by the Issuer of its obligations hereunder and under the Basic Documents, including without limitation, those under SECTION 4.1(c).

         SECTION 4.3. REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Note, all moneys then held by the Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to the Note shall, upon demand of the Issuer, be remitted to the Trustee to be held and applied according to SECTION 4.2 and thereupon the Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                                    ---------

                                    REMEDIES
                                    --------

         SECTION 5.1. EVENTS OF DEFAULT.

         (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on the Note when the same becomes due and payable and such default shall continue for a period of five days (if no Insurer Default shall have occurred and be continuing) or three days (if an Insurer Default shall have occurred and be continuing) (solely for purposes of this clause, a payment on the Note funded by the Insurer or from amounts on deposit in the Reserve Account shall be deemed to be a payment made by the Issuer); or

                  (ii) default in the payment of the principal of or any installment of the principal of the Note when the same becomes due and payable and, so long as no Insurer Default shall have occurred and be continuing, such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Note funded from amounts on deposit in the Reserve Account shall be deemed to be a payment made by the Issuer); or

                  (iii) an Insurance Agreement Indenture Cross Default shall have occurred; or

                  (iv) so long as an Insurer Default shall have occurred and be continuing, default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 10 days (or for such longer period, not in excess of 30 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 30 days or less and the Servicer on behalf of the Issuer delivers an Officer's Certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Agent, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

                  (v) an Insolvency Event with respect to the Issuer shall have occurred; or

                  (vi) the failure of the Invested Amount to be reduced to zero on or prior to the last day of the third Interest Period after the Facility Termination Date;

                  (vii) the Invested Amount exceeds the Maximum Invested Amount at any time and such condition continues for one Business Day.

         (b) The Issuer shall deliver to the Trustee, the Agent and the Insurer, within two days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under CLAUSE (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2. RIGHTS UPON EVENT OF DEFAULT.

         (a) If an Event of Default shall have occurred and be continuing, the Note shall become immediately due and payable at par, together with accrued interest thereon, upon written notice by the Controlling Party. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in SECTION 5.4. In the event of any acceleration of the Note by operation of this SECTION 5.2, the Trustee shall continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Note. Payments under the Note Policy following acceleration of the Note shall be applied by the
Trustee:

                           FIRST: on any Settlement Date, to the Noteholder for
                  amounts due and unpaid on the Note for interest; and

                           SECOND: on the Final Scheduled Settlement Date, for
                  amounts due and unpaid on the Note, to the Noteholder, the Noteholder's Principal Distributable Amount together with the Noteholder's Principal Carryover Shortfall, to pay principal of the Note until the outstanding principal amount of the Note has been reduced to zero.

         (b) In the event the Note is accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Note in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on the Note, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

         (c) If an Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, a Note Majority, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on the Note and all other amounts that would then be due hereunder or upon the Note if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Note that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on, or principal of, the Note when the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Noteholder, the whole amount then due and payable on the Note for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under SECTION 5.4) and under the other Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the other Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

         (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the consent of the Controlling Party and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholder by such appropriate Proceedings as the Trustee or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

         (d) [RESERVED].

         (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Note or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Note, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Note shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholder allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholder in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholder and of the Trustee on their behalf; and

         (f) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholder allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Noteholder to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholder, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (g) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of the Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Note or the rights of the Noteholder or to authorize the Trustee to vote in respect of the claim of the Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (h) All rights of action and of asserting claims under this Indenture or under the Note, may be enforced by the Trustee without the possession of the Note or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholder.

         (i) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent the Noteholder, and it shall not be necessary to make the Noteholder a party to any such proceedings.

         SECTION 5.4. REMEDIES. If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to SECTION 5.5):

                  (i) institute or direct the Trustee to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Note or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Note moneys adjudged due;

                  (ii) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and the Issuer Secured Parties; and

                  (iv) sell or direct the Trustee to sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law; provided, however, that if the Trustee is the Controlling Party, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless

                           (A) such Event of Default is of the type described in
                  Section 5.1(a)(i) or (a)(ii), or

                           (B) either

                                    (x) the Holder of 100% of the Invested
                           Amount of the Note consents thereto, or

                                    (y) the proceeds of such sale or liquidation
                           distributable to the Noteholder are sufficient to discharge in full all amounts then due and unpaid upon the Note for principal and interest.

         In determining such sufficiency or insufficiency with respect to CLAUSE
(Y), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.5. OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Trustee is the Controlling Party and if the Note has been declared to be due and payable under SECTION 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholder that there be at all times sufficient funds for the payment of principal of and interest on the Note, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6. PRIORITIES.

         (a) Following the acceleration of the Note pursuant to SECTION 5.2, the Available Funds, together with any other amounts on deposit in the Pledged Accounts, including any money or property collected pursuant to SECTION 5.4 of this Indenture shall be applied by the Trustee on the related Settlement Date in the order of priority specified in Section 5.7 of the Sale and Servicing Agreement.

         (b) The Trustee may fix a record date and Settlement Date for any payment to Noteholder pursuant to this Section. At least 15 days before such record date the Issuer shall mail to the Noteholder and the Trustee a notice that states such record date, the Settlement Date and the amount to be paid.

         SECTION 5.7. LIMITATION OF SUITS. No Holder of the Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) the Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holder of the Note has made a written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) the Holder has offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by a Note Majority; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holder of the Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any Holder of the Note or to obtain or to seek to obtain priority or preference over any Holder or to enforce any right under this Indenture, except in the manner herein provided.

         SECTION 5.8. UNCONDITIONAL RIGHTS OF THE NOTEHOLDER TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions of this Indenture, the Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on the Note on or after the respective due dates thereof expressed in the Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Noteholder.

         SECTION 5.9. RESTORATION OF RIGHTS AND REMEDIES. If the Controlling Party or the Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to the Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholder shall continue as though no such proceeding had been instituted.

         SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Controlling Party or the Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholder, as the case may be.

         SECTION 5.12. CONTROL BY THE NOTEHOLDER. If the Trustee is the Controlling Party, the Note Majority shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Note or exercising any trust or power conferred on the Trustee; PROVIDED that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of SECTION 5.4, any direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holder of the Note representing not less than 100% of the Invested Amount of the Note;

                  (iii) if the conditions set forth in SECTION 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by the Holder of the Note representing less than 100% of the Invested Amount of the Note to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

PROVIDED, HOWEVER, that, subject to SECTION 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholder not consenting to such action.

         SECTION 5.13. WAIVER OF PAST DEFAULTS. If an Insurer Default shall have occurred and be continuing, prior to the declaration of the acceleration of the maturity of the Note as provided in SECTION 5.2, a Note Majority may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on the Note or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Noteholder. In the case of any such waiver, the Issuer, the Trustee and the Noteholder shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and the Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by the Noteholder holding in the aggregate more than 10% of the Invested Amount of the Note or (c) any suit instituted by the Noteholder for the enforcement of the payment of principal of or interest on the Note on or after the respective due dates expressed in the Note and in this Indenture.

         SECTION 5.15. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

         SECTION 5.16. SUBROGATION. The Trustee shall receive as attorney-in-fact of the Noteholder any Note Policy Claim Amount from the Insurer. Any and all Note Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Issuer with respect to the Note, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Note, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Note by or on behalf of the Insurer, the Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Note which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Note to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of the Noteholder upon receipt from the Insurer of proof of payment by the Insurer of the Noteholder's Interest Distributable Amount or Noteholder's Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholder to receive all Scheduled Payments in respect of the Note.

         SECTION 5.17. PREFERENCE CLAIMS.

         (a) In the event that the Trustee has received a certified copy of a final, non-appealable order of the appropriate court that the Noteholder's Interest Distributable Amount or Noteholder's Principal Distributable Amount paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify the Agent by mail that, in the event that the Noteholder's payment is so recoverable, the Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on the Note, if any, which have been made by the Trustee and subsequently recovered from the Noteholder, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Trustee or the Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                  The Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Note. Each Holder, by its purchase of the Note, and the Trustee hereby agree that so long as (i) an Insurer Default shall not have occurred and be continuing, (ii) any amounts due to the Insurer under the Insurance Agreement or the other Basic Documents remain unpaid or (iii) the Note Policy has not expired in accordance with its terms, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (1) the direction of any appeal of any order relating to any Preference Claim and (2) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5.16, the Insurer shall be subrogated to, and the Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and the Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 5.18. CONSEQUENCES OF TFC FUNDING TERMINATION EVENT. Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Insurer, the Noteholder, the Agent and the Rating Agencies prompt written notice of any TFC Funding Termination Event (as such term is defined in the Insurance Agreement). Upon the occurrence and continuation of a TFC Funding Termination Event, the Controlling Party may terminate CPS and TFC as the Servicer and subservicer, respectively, of the TFC Receivables, and direct the Trustee to sell the TFC Receivables or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the TFC Receivables in connection with a securitization thereof) called and conducted in any manner permitted by applicable law. The proceeds of any such sale shall be applied first, to cure any Borrowing Base Deficiency, second, to reimburse the Trustee for any amounts to which it is entitled under the Indenture, third, to reimburse the Insurer for any amounts to which it is entitled under this Agreement, and fourth, any remaining amounts shall be distributed to CPS.


                                   ARTICLE VI
                                   ----------

                             THE TRUSTEE; THE AGENT
                             ----------------------

         SECTION 6.1. DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

         (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (h) The Trustee shall permit any representative of the Controlling Party or the Noteholder, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Note, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Note, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Note.

         (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

         (j) The Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholder.

         (k) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         (l) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee's attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

         SECTION 6.2. RIGHTS OF TRUSTEE. Subject to Sections 6.1 and this
Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer or any Issuer Secured Party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 the Trustee shall not be required to make any independent investigation with respect thereto.

         (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

         (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Servicer, the Backup Servicer or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (d) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Note shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holder of the Note or the Controlling Party, pursuant to the provisions of this Indenture, unless the Holder of the Note or the Controlling Party shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in accordance with
Section 6.1.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Party; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.3. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of the Note and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

         SECTION 6.4. TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Collateral or the Note, it shall not be accountable for the Issuer's use of the proceeds from the Note, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Note or in the Note other than the Trustee's certificate of authentication.

         SECTION 6.5. NOTICE OF DEFAULTS. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to the Agent notice of the Default within 30 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on the Note (including payments pursuant to the mandatory redemption provisions of the Note, if any), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Noteholder.

         SECTION 6.6. REPORTS BY TRUSTEE TO THE NOTEHOLDER. The Trustee shall on behalf of the Issuer deliver to the Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns.

         SECTION 6.7. COMPENSATION AND INDEMNITY.

         (a) Pursuant to Section 5.7 of the Sale and Servicing Agreement, the Issuer shall pay to the Trustee from time to time compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant to
Section 5.7 of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(a)(v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents shall be to the Trust Estate only and specifically shall not be recourse to the other assets of the Issuer or the assets of the Noteholder.

         SECTION 6.8. REPLACEMENT OF TRUSTEE. The Issuer may, with the consent of the Controlling Party, and at the request of the Controlling Party, shall remove the Trustee if:

                  (i) the Trustee fails to comply with Section 6.11 or the Trustee fails to perform any other material covenant or agreement of the Trustee set forth in the Basic Documents to which the Trustee is a party and such failure continues for 45 days after written notice of such failure from the Controlling Party;

                  (ii) an Insolvency Event with respect to the Trustee occurs;
         or

                  (iii) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Controlling Party and the Agent. If the Issuer fails to appoint such a successor Trustee, the Controlling Party may appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Agent, Insurer (provided that no Insurer Default shall have occurred and be continuing) and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to the Agent. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or a Note Majority may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to SECTION 6.8.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under SECTION 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9. SUCCESSOR TRUSTEE BY MERGER If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies prior written notice of any such transaction.

         (b) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture the Note shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver the Note so authenticated; and in case at that time the Note shall not have been authenticated, any successor to the Trustee may authenticate the Note either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Note or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Controlling Party shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholder, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to the Agent of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. ELIGIBILITY: DISQUALIFICATION. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Trustee shall provide copies of such reports to the Insurer and the Agent upon request.

         SECTION 6.12. [RESERVED].

         SECTION 6.13. APPOINTMENT AND POWERS. . Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints Wells Fargo Bank, National Association as the Trustee with respect to the Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the Issuer Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14. PERFORMANCE OF DUTIES. The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Controlling Party and as provided in Section 5.12. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

         SECTION 6.15. LIMITATION ON LIABILITY. Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer or the Issuer Secured Parties for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Issuer Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16. [RESERVED].

         SECTION 6.17. SUCCESSOR TRUSTEE.

         (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, descriptions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Issuer Secured Parties in the Collateral; provided that any such successor shall also be the successor Trustee under Section 6.9.

         (b) REMOVAL. The Trustee may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee, the other Issuer Secured Party and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to subsection (c) below. Any removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 3.4.

         (c) ACCEPTANCE BY SUCCESSOR. The Controlling Party shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, each Issuer Secured Party and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Issuer Secured Party or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or an Issuer Secured Party is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         SECTION 6.18. [RESERVED].

         SECTION 6.19. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

         (a) Due Organization. The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) Due Authorization. The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

         (d) Valid and Binding Indenture. The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.20. WAIVER OF SETOFFS. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Pledged Account and agrees that amounts in the Pledged Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         SECTION 6.21. CONTROL BY THE CONTROLLING PARTY. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

         SECTION 6.22. AUTHORIZATION AND ACTION. For so long as Paradigm Funding LLC is the Noteholder, the Agent (or its designees) has been appointed and authorized to take such action as agent on the Noteholder's behalf and to exercise such powers under this Indenture as are delegated to the Noteholder by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall also act on behalf of the Majority Program Support Providers.

         SECTION 6.23. AGENT'S RELIANCE, ETC. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Basic Documents except for its or their own negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Trustee), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Noteholder or any other holder of any interest in the Collateral and shall not be responsible to the Noteholder or any such other holder for any statements, warranties or representations made in or in connection with any Basic Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Basic Document on the part of the Issuer, the Seller or the Servicer or to inspect the property (including the books and records) of the Issuer, the Seller or the Servicer; (d) shall not be responsible to the Noteholder or any other holder of any interest in the Collateral for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Basic Document; and (e) shall incur no liability under or in respect of this Indenture by acting upon any notice (including notice by telephone if confirmed in writing within two (2) Business Days), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                                   ARTICLE VII
                                   -----------

                                   [RESERVED]
                                   ----------

                                  ARTICLE VIII
                                  ------------

                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE
                ------------------------------------------------

         SECTION 8.1. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.2. RELEASE OF TRUST ESTATE. Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (a) The Trustee shall, at such time as there is no Note outstanding and all sums due the Insurer under any of the Basic Documents are satisfied as evidenced by a certificate of the Insurer and all sums due the Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Note from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Pledged Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and a certificate by the Insurer.

         (b) Opinion of Counsel. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Note or the rights of the Noteholder and the other Issuer Secured Parties in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX
                                   ----------

                             SUPPLEMENTAL INDENTURE
                             ----------------------

         SECTION 9.1. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE CONTROLLING PARTY.

         (a) With the prior written consent of the Controlling Party and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Note contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holder of the Note, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Noteholder or the Insurer; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Note and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also with the consent of the Controlling Party, and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holder of the Note under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Noteholder.

         SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTEHOLDER.

         (a) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior written notice to the Rating Agencies, with the consent of the Controlling Party, enter into an indenture or indentures supplemental hereto for any purpose; provided, however, that, no such supplemental indenture shall, without the consent of the Holder:

                  (i) change the date of payment of any installment of principal of or interest on the Note, or reduce the principal amount thereof, the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Note, or change any place of payment where, or the coin or currency in which, the Note or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Note on or after the respective due dates thereof;

                  (iii) reduce the percentage of the Invested Amount of the Note, the consent of the Holder of which is required for any such supplemental indenture, or the consent of the Holder of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Invested Amount of the Note required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on the Note on any Settlement Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholder to the benefit of any provisions for the mandatory redemption of the Note contained herein; or

                  (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of the Note of the security provided by the lien of this Indenture.

         (b) The Trustee may determine whether or not the Note would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holder of the Note, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         (c) It shall not be necessary for any Act of the Noteholder under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         (d) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Controlling Party and the Holder of the Note to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Note affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holder of the Note shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. [RESERVED].

                                    ARTICLE X
                                    ---------

                        REPAYMENT AND PREPAYMENT OF NOTE
                        --------------------------------

         SECTION 10.1. REPAYMENT OF THE NOTE. The Issuer shall repay the Invested Amount of the Note (i) following the Facility Termination Date, in full on or prior to the last day of the third Interest Period after such Facility Termination Date or (ii) in full, or in part, by a prepayment made on any Business Day (such day the "Prepayment Date") in accordance with Section 10.2. Simultaneous with any prepayment, the Issuer shall pay all accrued and unpaid interest on the Invested Amount to be prepaid and shall, unless otherwise agreed by the Insurer in writing, pay any accrued and unpaid Insurer Secured Obligations at such time.

         SECTION 10.2. NOTICE OF PREPAYMENT.

         (a) Notice of the prepayment of the Note shall be given, upon the direction of the Issuer, by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than 15 days prior to the related Prepayment Date, to the Noteholder, the Agent and to the Insurer. All notices of prepayment shall state (i) the Prepayment Date, (ii) the Invested Amount to be prepaid, including an itemization of each Advance to be prepaid; and (iii) the prepayment price.

         Failure to give notice of prepayment, or any defect therein, to any Holder of any Note shall not impair or affect the validity of such prepayment. Any prepayment pursuant to Section 10.1(ii) shall be subject to the payment of any amounts required by the Agent resulting from a prepayment or repayment of the Invested Amount of the Note on a date other than a Settlement Date.

         (b) Not less than 5 days prior to the related Prepayment Date, the Controlling Party and the Agent shall receive directly from the Issuer, or from the Servicer on behalf of the Issuer, a certificate presenting, on a pro forma basis, the effect of the prepayment and any sale of Receivables by the Issuer related to such prepayment. The certificate shall be substantially in the form set forth in Exhibit B."

         SECTION 10.3. GENERAL PROCEDURES. The Invested Amount of the Note shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Available Funds unless such Available Funds shall have been actually delivered to the Agent for the purpose of paying such principal. The Invested Amount of the Note shall not be considered repaid by any distribution of any portion of the Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the Noteholder or the Agent, such principal and/or interest shall be reinstated in an amount equal to the amount returned by the Agent or Noteholder, as the case may be. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         SECTION 10.4. [RESERVED]

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         SECTION 11.1. COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

         (a) Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than any request hereunder by the Issuer for an Advance), the Issuer shall furnish to the Trustee, the Agent and to the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         (b) Other than with respect to Dollars, prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee, the Agent and the Insurer (unless an Insurer Default is continuing) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

         (c) Whenever the Issuer is required to furnish to the Trustee, the Agent or the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b) above, the Issuer shall also deliver to the Trustee, the Agent or the Insurer, as applicable, an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (b) above and this clause (c) is 10% or more of the Invested Amount of the Note, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Invested Amount of the Note.

         (d) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables or the release of any Receivables upon a mandatory or partial prepayment of the Note pursuant to Section 10.1, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trustee, the Agent and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (e) Whenever the Issuer is required to furnish to the Trustee, the Agent or the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (d) above, the Issuer shall also furnish to the Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Liquidated Receivables, securities or Receivables released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (d) above and this clause (e), equals 10% or more of the Invested Amount of the Note, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 % of the then Invested Amount of the Note.

         (f) Notwithstanding Section 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Pledged Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. ACTS OF THE NOTEHOLDER. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholder in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholder signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (a) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

         (b) The ownership of the Note shall be proved by the Note Register.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of the Note shall bind the Holder of the
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon the Note.

         SECTION 11.4. NOTICES, ETC., TO TRUSTEE, ISSUER, AGENT AND RATING AGENCIES.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of the Noteholder or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (i) the Trustee by the Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office;

                  (ii) the Issuer by the Trustee or by the Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer at the Corporate Trust Office of the Owner Trustee, with a copy to :Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, California 92618 Attention: Mark Creatura, Esq. Confirmation: (888) 785-6691, Telecopy No. (949) 753-6897 or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholder to the Trustee; or

                  (iii) the Insurer by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                  To the Insurer:

                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Surveillance

                  Confirmation:  (212) 478-3587
                  Telecopy No.:  (212) 478-3400

                  (iv) the Agent shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                  To the Agent:

                  1211 Avenue of the Americas
                  New York, New York  10036
                  Attention:  Rahel Avigdor

                  Telephone: (212) 597-8347
                  Telecopy:  (212) 852-5971

         (b) Notices required to be given to the Rating Agencies by the Issuer or the Trustee shall be in writing, personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York New York 10004 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, a Division of The McGraw Hill Companies, 55 Water Street, New York, New York 10041, Attention: Asset-Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5. WAIVER. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholder shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         (a) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         (b) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or the Note to the contrary, the Issuer may enter into any agreement with the Holder of the Note providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. [Reserved]

         SECTION 11.8. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Note by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.10. SEVERABILITY. In case any provision in this Indenture or in the Note shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11. BENEFITS OF INDENTURE. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture, to the extent such provisions are for the benefit of the Insurer and so long as any amounts remain due and owing to the Insurer pursuant to the Insurance Agreement. Nothing in this Indenture or in the Note, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholder, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Trustee.

         SECTION 11.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Note or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee and the Controlling Party) to the effect that such recording is necessary either for the protection of the Noteholder or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         SECTION 11.16. ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Owner Trustee or the Trustee on the Note or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Owner Trustee or the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Owner Trustee or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Servicer, the Owner Trustee or the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Trustee nor the Owner Trustee have such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17. NO PETITION. The Trustee, the Owner Trustee, the Noteholder and the Agent, by entering into this Indenture hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, this Indenture or any of the Basic Documents.

         SECTION 11.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Agent, the Noteholder, the Trustee or of the Controlling Party, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee, the Agent, and the Noteholder shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

         IN WITNESS WHEREOF, the Issuer, the Agent and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                        CPS WAREHOUSE TRUST

                                        By:  Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Trustee


                                        By:_________________________________
                                        Name:_______________________________
                                        Title: _____________________________



                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:_________________________________
                                        Name:_______________________________
                                        Title: _____________________________



                                        WESTLB AG, as Agent


                                        By:_________________________________
                                        Name:_______________________________
                                        Title: _____________________________



                                        By:_________________________________
                                        Name:_______________________________
                                        Title: _____________________________

                                                                       ANNEX A-1

                              AMENDED AND RESTATED

                              VARIABLE FUNDING NOTE

REGISTERED                                                   up to $125,000,000


No. A-1

                       SEE REVERSE FOR CERTAIN CONDITIONS




THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THE NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

TRANSFERS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.5 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, SOLD, OR PLEDGED, IN WHOLE BUT NOT IN PART, ONLY TO (I) THE ISSUER OR (II)(A) AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) OR (B) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, UNLESS SUCH SALE, PLEDGE, OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    AMENDED AND RESTATED CPS WAREHOUSE TRUST
                              VARIABLE FUNDING NOTE

CPS WAREHOUSE TRUST, a Delaware business trust (herein referred to as the "ISSUER"), for value received, hereby promises to pay to WestLB AG, acting through its New York Branch, a German banking corporation, as Agent (the "NOTEHOLDER"), or its registered assigns, the principal sum of up to ONE HUNDRED AND TWENTY-FIVE MILLION DOLLARS ($125,000,000.00) or, if less the aggregate unpaid principal amount outstanding hereunder (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Note shall be due on the on the last day of the third Interest Period after the Facility Termination Date. The Issuer will pay interest on this Note at the Note Interest Rate. Such interest on Advances shall be due and payable on each Settlement Date until the principal of this Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the
Note Interest Rate for such Interest Period and (ii) the Aggregate Principal Balance as of the close of business on such date DIVIDED BY 360, PLUS (b) an amount equal to the amount of any accrued and unpaid Note Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Note Interest Carryover Shortfall at the Note Interest Rate for the related Interest Period. Prior to the Final Scheduled Settlement Date and unless a Funding Termination Event shall have occurred, only interest payments on the outstanding principal amount of the Note shall be made to the holder hereof. Beginning on the first Settlement Date following the occurrence of a Funding Termination Event the principal of this Note shall be paid in installments on each subsequent Settlement Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

This Note amends and restates the Variable Funding Note, dated as of March 7, 2002 (the "Original Note"), and is not a novation of the Original Note. All other terms of this Note, as governed by the Indenture, remain unchanged.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Wells Fargo Bank, National Association, MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, MN 55497, Attention: Corporate Trust Services - Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.



Date:  November 30, 2004                 CPS WAREHOUSE TRUST

                                         By: Wilmington Trust Company,
                                             not in its individual capacity, but
                                             solely as Owner Trustee


                                         By: _______________________
                                         Name: _____________________
                                         Title:_____________________





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Note issued under the within-mentioned Indenture.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         not in its individual capacity, but
                                         solely as Trustee



                                         By: _________________________________
                                              Authorized Signature

                               REVERSE OF THE NOTE


This Note is the duly authorized Note of the Issuer, designated as its Variable Funding Note (herein called the "NOTE"), issued under (i) the Indenture, dated as of March 7, 2002 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), among the Issuer, WestLB AG, acting through its New York Branch, as agent (the "AGENT") and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Note Purchaser. The Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"Settlement Date" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on April 15, 2002.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Settlement Date. Notwithstanding the foregoing, if a Funding Termination Event, Insurance Agreement Event of Default or an Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Note may be paid earlier, as described in the Indenture.

Payments of interest on this Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or any predecessor Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any predecessor Note) effected by any payments made on any date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Note will be paid to the Noteholder only upon presentation and surrender of this Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Note of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Noteholder, by acceptance of the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee, the Issuer, the Owner Trustee or the Agent on the Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, the Issuer, the Owner Trustee or the Agent in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, the Issuer, the Owner Trustee or the Agent in its individual capacity, any holder of a beneficial interest in the Issuer, the Agent or the Trustee or of any successor or assign of the Trustee or the Agent in its individual capacity, except (a) as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to SECTION 6.7 of the Indenture.

The Noteholder, by acceptance of the Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name the Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not the Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Issuer and the Noteholder that, for Federal, state and local income and franchise tax purposes, the Note will evidence indebtedness of the Issuer secured by the Collateral. The Noteholder, by the acceptance of the Note, agrees to treat the Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder of the Note under the Indenture at any time by the Issuer with the consent of the Holder of the Note. The Indenture also contains provisions permitting the Holder of Note to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Note (or any predecessor Note) shall be conclusive and binding upon such Holder and upon all future Holders of the Note and of the Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon the Note.

The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holder of the Note.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

The Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of the Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                            INCREASES AND DECREASES

==================================================================================================================
                UNPAID                                                  NOTE
               PRINCIPAL                                              INTEREST   INTEREST PERIOD   NOTATION MADE
    DATE        AMOUNT        INCREASE      DECREASE       TOTAL        RATE     (IF APPLICABLE)        BY
==================================================================================================================

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee
___________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________             __________________________________*
                                                   Signature Guaranteed:

                                             __________________________________



----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2
                        FORM OF TRANSFEROR'S CERTIFICATE

                                     [Date]

CPS Warehouse Trust
c/o Wilmington Trust Company
  not in its individual capacity, but solely as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention:        Corporate Trust Administration

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue, MAC N9311-161
Minneapolis, Minnesota 55479
Attention:        [                 ]

                  Re:      CPS Warehouse Trust
                           Variable Funding Note

Ladies and Gentlemen:

         In connection with the disposition by the transferor listed below (the "Transferor") of the above referenced Notes issued pursuant to the Amended and Restated Indenture dated as of November 30, 2004 (as amended, supplemented or otherwise modified, the "Indenture") among CPS Warehouse Trust, as Issuer (the "Issuer"), WestLB AG, as agent, and Wells Fargo Bank, National Association, as trustee (the "Trustee"), relating to the CPS Warehouse Trust Variable Funding Note of up to $[ ] aggregate outstanding principal amount, the Transferor certifies that:

                  a) The Transferor is the lawful owner of the Notes with full power and right to Transfer such Note free and clear from any and all claims and encumbrances;

                  b) the Transferor understands that the Note have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and is being disposed of by the Transferor in a transaction that is exempt from the registration requirements of the 1933 Act; and

                  c) Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or any disposition of the Note, any interest in the Notes or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect the Note, any interest in the Note, or any other similar security with any person in any manner, (d) made any general solicitation by mean of general advertising or in any other manner, or (e) taken any other action, which (in the case of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Note under the 1933 Act, or would render the disposition of the Note a violation of Section 5 of the Act or any state securities laws, or would require registration or qualification of the Note pursuant to the 1933 Act or any state securities laws.

                                                     Very truly yours,

                                                     Name of Transferor

                                                     By:_____________________
                                                     Name:
                                                     Title:


                                                                       EXHIBIT B

                         FORM OF PREPAYMENT CERTIFICATE

         Pursuant to Section 10.2 of the Amended and Restated Indenture, dated as of November 30, 2004 (as amended, supplemented or otherwise modified, the "Indenture"), among CPS Warehouse Trust, as Issuer, Westby AG (F/K/A
Westdeutsche Landesbank Girozentrale), as Agent, and Wells Fargo Bank, National
Association, as Trustee, the Issuer, or the Servicer on behalf of the Issuer (as indicated by the party signing below), hereby certifies to the Controlling Party and the Agent that:

(i) the following presents the pro forma effect of the prepayment scheduled to occur on _________, 200_;

DATES
    1   Accounting Date                                                                     ______________
    2   Determination Date                                                                  ______________
    3   Prior Distribution Date or closing date if first Servicer's Certificate             ______________
    4   Distribution Date                                                                   ______________
    5   Interest Period                                                                     ______________

RATES
    6   Base Rate                                                                            ____________%
    7   CP Rate                                                                              ____________%
    8   Applicable Margin                                                                    ____________%
    9   Note Interest Rate                                                                   ____________%
    10  Cap Rate                                                                             ____________%
    11  Cap Notional Amount                                                                $______________
    12  Insurer Premium Percent                                                              ____________%
    13  Collateral Ratio                                                                     ____________%
    14  Weighted Average APR of Qualifying Receivables at end of Collection period           ____________%

RECEIVABLES INFORMATION                                                                      TOTAL
    15  Beginning Balance of Receivables                                                   $______________
    16  Additional Receivables added during Collection Period for which funding was
        completed                                                                                        -
    17  Additional Receivables added during Collection Period for which funding was
        in process                                                                                       -
   17a  Securitization of Receivables [Prepayment] on _______, 20___                       $______________
   17b  Dividend of Ineligible Receivables                                                               -
    18  Less: Payments Applicable to Principal                                             $______________
                                                                                     ----------------------
    19  Ending Balance Receivables at end of Collection Period                             $______________
    20  Additional Receivables added after Collection Period                                             -
    21  Receivables that are not Eligible Receivables (thru _______,
        200_)                                                                              $______________
                                                                                     ----------------------
    22  Total Aggregate Principal Balance of Eligible Receivables                          $______________
    27  Liquidated or Repossessed Receivables                                              $______________
                                                                                     ----------------------
    28  Total Receivables                                                                  $______________

FUNDING DATA
    29  Beginning Balance of Notes at end of previous Collection Period                    $______________
    30  Principal payments on prior distribution date                                      $______________
    31  Additional funding occurring during the Collection Period                          $______________
   31a  Principal payment upon Securitization of Receivables                               $______________
    32  Outstanding Principal Amount at the end of the Collection
        Period                                                                             $______________
    33  Daily Average Outstanding Principal Balance (_______ to
        _______)                                                                           $______________
    34  Additional funding after Collection Period prior to Distribution Date              $______________
    35  Outstanding Principal Amount as of Accounting Date                                 $______________


                                      -55-

BORROWING BASE
    36  Aggregate Principal Balance of Eligible Receivables                                $______________
    37  Excess Concentration Amount                                                                      -
                                                                                     ----------------------
                                                                                           $______________
    38  Advance Rate                                                                         ____________%
                                                                                     ----------------------
    39  Borrowing Base                                                                     $______________

AVAILABLE FUNDS
    40  Collections on Receivables in Current Collection Period                            $______________
    41  Amounts Released from Collection Account [related to
        Prepayment]                                                                        $______________
   41a  RECONCILIATION OF AMOUNT TO BE RELEASED AGAINST COLLECTIONS
        RECEIVED SINCE THE CUT-OFF DATE FOR THE APPLICABLE
        RECEIVABLES
    42  Purchased Amounts                                                                                -
    43  Investment Earnings on Collection Account                                                        -
    44  Investment Earnings on Collection B Account                                                      -
    45  Investment Earnings on Note Distribution Account                                                 -
    46  Amounts Received pursuant to Receivable Insurance Policies                                       -
    47  Payments Received from Cap Provider                                                              -
    48  Purchase price of Repurchased Receivables                                                        -
                                                                                     ----------------------
    49  Total Available Funds                                                              $______________

REQUIRED DISTRIBUTIONS FROM THE DISTRIBUTION AMOUNT, PURSUANT TO SECTION 5.7(A) OF
THE SERVICING AGREEMENT:

   (i)  Owner Trustee Fees                                                                 $______________
        Trustee Fees                                                                       $______________
        Unpaid Owner Trustee Fees from prior Collection Periods                            $______________
        Unpaid Trustee Fees from prior Collection Periods                                  $______________

   (ii) Backup Servicer Fee                                                                $______________
        Unpaid Backup Servicer Fees from prior Collection Periods                          $______________

  (iii) Servicer Fee                                                                       $______________
        Reimbursements pursuant to Section 5.3 of the Sale and Servicing Agreement                       -
        Unpaid Servicer Fees from prior Collection Periods                                 $______________

   (iv) Capped Monthly Interest                                                            $______________

   (v)  Monthly Interest from Cap Provider                                                 $______________

   (vi) Ordinary Insurance Premium                                                         $______________

  (vii) Reimbursement to Insurer for Pmts made in respect of Noteholder's
        Interest Distributable Amount                                                      $______________

  (viii)Noteholder's Principal Distributable Amount                                        $______________

                                      -56-

   (ix) Additional Principal Payment Amount                                                $______________

   (x) Reimbursement to Insurer for Pmts made in respect of Noteholder's
       Principal Distributable Amount                                                      $______________

   (xi) Deposit to (Withdrawal from) Reserve Account                                       $______________

  (xii) Noteholder's Interest Distributable Amount not paid pursuant to clause
       (iv) and (v) above                                                                  $______________

  (xiii)Default Insurance Premium                                                          $______________

  (xiv) Noteholder's portion of Unused Facility Fee                                        $______________
        Insurer's portion of Unused Facility Fee                                           $______________

   (xv) Amounts owing to the Insurer not previously paid                                   $______________

  (xvi) Successor Servicer additional fee and transition costs (if not Backup
        Servicer)                                                                          $______________

  (xvii)Amounts owing to the Noteholder not previously paid                                $______________

 (xviii)Amounts owing to the Backup Servicer not previously paid                           $______________

                                                                                     ----------------------
  (xix) to Certificateholder, remaining Available Funds and releases from Reserve          $______________
        Account


CALCULATION OF RESERVE ACCOUNT
        Aggregate Principal Balance of Receivables                                         $______________
        Required Reserve Percentage                                                          ____________%
        Minimum Liquidity Amount                                                           $______________
        Minimum Reserve Amount                                                             $______________
        Required Reserve Amount                                                            $______________

        Balance of Reserve Account prior to distributions                                  $______________
        Required Deposit to (Withdrawal from) Reserve Account                              $______________
        Reserve Account Ending Balance                                                     $______________

(ii) the following list of Receivables is a true and correct list of the Receivables to be sold related to the prepayment;

                              [LIST OF RECEIVABLES]

(iii) to the knowledge of the Servicer, as of the date hereof, there is no Event of Default or event or circumstance which, with the giving of notice or passage of time, or both, would be an Event of Default (such an event or circumstance an "Unmatured Default"); and

(iv) to the best of the knowledge of the Servicer, as of the date hereof, the contemplated prepayment and related sale of Receivables will not result in an Event of Default or Unmatured Default.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in Annex A to the Sale and Servicing Agreement referenced in the Indenture.



This certificate has been prepared this ___ day of ________, 200_ by:

CONSUMER PORTFOLIO SERVICES, INC.,
as Servicer


By: ______________________
Name:
Title:


                                      -58-